EXHIBIT 99.1

Audited financial statements of Blue Earth Solutions, Inc. for the period from Inception on February 5, 2008 to March 31, 2008

C O N T E N T S

Report of Independent Registered Public Accounting Firm..…….…………………..F-1

Balance Sheet.……………………….…………………………….………………………F-2

Statement of Operations.…………….….………….…………….………………………F-3

Statement of Stockholders’ Equity ...……….…….…………….………………………..F-4

Statement of Cash Flows…………………….……………………………….…….……..F-5

Notes to the Financial Statements…………………..………………………………...….F-6

MOORE & ASSOCIATES, CHARTERED
           ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Blue Earth Solutions, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of Blue Earth Solutions, Inc. (A Development Stage Company) as of March 31, 2008, and the related statements of operations, stockholders’ equity and cash flows for the period ended March 31, 2008 and since inception on February 5, 2008 through March 31, 2008. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blue Earth Solutions, Inc. (A Development Stage Company) as of March 31, 2008, and the related statements of operations, stockholders’ equity and cash flows for the period ended March 31, 2008 and since inception on February 5, 2008 through March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 5 to the financial statements, the Company has an accumulated deficit of $4,583 as of March 31, 2008.  The Company currently has limited liquidity, and has not completed its efforts to establish a stabilized source of revenues as stated in Note 5.  This raises substantial doubt as to the Company’s ability to continue as going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered
Las Vegas, Nevada
May 1, 2008

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

BLUE EARTH SOLUTIONS, INC.
(A Development Stage Company)
Balance Sheet

ASSETS
March 31, 2008

CURRENT ASSETS

Cash and cash equivalents	$15,150

Total Current Assets	15,150

FIXED ASSETS

Property and equipment, net	545,417

Total Fixed Assets	545,417

TOTAL ASSETS	$560,567

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Notes payable - related parties	$200,000

Total Current Liabilities	200,000

STOCKHOLDERS' EQUITY

Preferred stock, Series A, $0.0001 par value, 10,000,000 shares authorized, 400,000 shares issued and outstanding	400
Preferred stock, Series B, $0.0001 par value, 5,000,000 shares authorized, 36,500 shares issued and outstanding	37
Common stock, $0.0001 par value, 100,000,000 share sauthorized, 7,000,000 shares issued and outstanding	7,000
Additional paid-in capital	357,713
Deficit accumulated during the development stage	(4,583)

Total Stockholders' Equity	360,567

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$560,567

The accompanying notes are an integral part of these financial statements.

BLUE EARTH SOLUTIONS, INC.
(A Development Stage Company)
Statement of Operations

From Inception on February 5, 2008 Through March 31, 2008

REVENUES	$-

OPERATING EXPENSES

Depreciation expense	4,583
General and administrative	-

Total Operating Expenses	4,583

LOSS FROM OPERATIONS	(4,583)

OTHER EXPENSES

Interest expense	-

Total Other Expenses	-

NET LOSS BEFORE INCOME TAXES	(4,583)

Income taxes	-

NET LOSS	$(4,583)

BASIC LOSS PER COMMON SHARE	$(0.00)

WEIGHTED AVERAGE NUMBER OFCOMMON SHARES OUTSTANDING	3,518,250

The accompanying notes are an integral part of these financial statements.

BLUE EARTH SOLUTIONS, INC.
(A Development Stage Company)
Statement of Stockholders' Equity

	Preferred Stock		Common Stock		Additional Paid-In	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total

Balance, February 5, 2008	-	$-	-	$-	$-	$-	$-

Common shares issued to founders	-	-	7,000,000	7,000	(6,850)	-	150

Preferred shares issued to founders	400,000	400	-	-	(400)	-	-

Preferred shares issued in a private placement at $10 per share	36,500	37	-	-	364,963	-	365,000

Net loss from inception through March 31, 2008	-	-	-	-	-	(4,583)	(4,583)

Balance, March 31, 2008	436,500	$437	7,000,000	$7,000	$357,713	$(4,583)	$360,567

The accompanying notes are an integral part of these financial statements.

BLUE EARTH SOLUTIONS, INC.
(A Development Stage Company)
Statement of Cash Flows

From Inception on February 5, 2008 Through March 31, 2008

OPERATING ACTIVITIES

Net income (loss)	$(4,583)
Adjustments to Reconcile Net Loss to Net
Cash Used by Operating Activities:
Depreciation expense	4,583
Shares issued for services	-

Net Cash Used in Operating Activities	-

INVESTING ACTIVITIES

Purchase of property and equipment	(350,000)

Net Cash Used in Investing Activities	(350,000)

FINANCING ACTIVITIES

Proceeds from notes payable	-
Issance of preferred shares for cash	365,150

Net Cash Provided by Financing Activities	365,150

NET DECREASE IN CASH	15,150

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$15,150

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-
Income taxes	$-

NON CASH FINANCING ACTIVITIES:

Equipment purchased for preferred stock and note payable	$200,000

The accompanying notes are an integral part of these financial statements.

BLUE EARTH SOLUTIONS, INC.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business
Blue Earth Solutions, Inc. (the Company) was incorporated in the State of Delaware on February 5, 2008. The Company was incorporated to engage in the recycling business. The Company purchased patents used to develop and market a practical, economical and environmentally safe means of disposing of and recycling certain polystyrene and expended polystyrene products.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basic (Loss) per Common Share
Basic (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are 2,000,009 in such common stock equivalents outstanding as of March 31, 2008.

From Inception on February 5, 2008 Through March 31, 2008
Loss (numerator)	$(4,583)
Shares (denominator)	3,518,250.
Per share amount	$(0.00)

Dividends
The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

Cash and Cash Equivalents
For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Income Taxes
The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax.

BLUE EARTH SOLUTIONS, INC.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes
bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 39% to the net loss before provision for income taxes for the following reasons:

March 31, 2008
Income tax expense at statutory rate	$(1,787)
Common stock issued for services	-
Valuation allowance	1,787
Income tax expense per books	$-

Net deferred tax assets consist of the following components as of:

March 31, 2008
NOL carryover	$1,787
Valuation allowance	(1,787)
Net deferred tax asset	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of $4,583 for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.

Impairment of Long-Lived Assets
The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Accounting Basis
The basis is accounting principles generally accepted in the United States of America.  The Company has adopted a December 31 fiscal year end.

BLUE EARTH SOLUTIONS, INC.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-based compensation.
As of March 31, 2008, the Company has not issued any share-based payments to its employees.

The Company adopted SFAS No. 123-R effective January 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense includes compensation expense for all stock-based compensation awards granted on or after January 1,2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123-R.

Recent Accounting Pronouncements
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for us beginning January 1, 2008. The Company is currently assessing the potential impact that adoption of SFAS No. 157 would have on the financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 gives the irrevocable option to carry many financial assets and liabilities at fair values, with changes in fair value recognized in earnings. SFAS No. 159 is effective beginning January 1, 2008, although early adoption is permitted. The Company is currently assessing the potential impact that adoption of SFAS No. 159 will have on the financial statements.

The FASB has revised SFAS No. 141.  This revised statement establishes uniform treatment for all acquisitions.  It defines the acquiring company.  The statement further requires an acquirer to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, measured at their fair market values as of that date.  It requires the acquirer in a business combination achieved in stages to recognize the identifiable assets and liabilities, as well as the non-controlling interest in the acquired, at the full amounts of their fair values. This changes the way that minority interest is recorded and modified as a parent’s interest in a subsidiary changes over time.  This statement also makes corresponding significant amendments to other standards that related to business combinations, namely, 109, 142 and various EITF’s.  This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.  The Company believes the implementation of this standard will have no effect on our financial statements.

Revenue Recognition
The Company recognizes revenue when products are fully delivered or services have been provided and collection is reasonably assured.

BLUE EARTH SOLUTIONS, INC.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising Costs
The Company’s policy regarding advertising is to expense advertising when incurred. The Company had not incurred any advertising expense as of March 31, 2008.

2.           PREFERRED STOCK – SERIES A
There are Ten Million (10,000,000) shares of Preferred Series A stock authorized with a par value of $0.0001.

The issued “Series A Preferred Stock” is referred to herein as the “Series A Preferred Stock.”

1.	Amount. The number of shares issued constituting Series A Preferred Stock shall be 400,000.

2.	Stated Capital. The amount to be represented in stated capital at all times for each share of Series A Preferred Stock shall be $16.50.

3.
Rank.  All shares of Series A Preferred Stock shall rank prior to all of the Corporation’s Common Stock, par value $.0001 per share (the “Common Stock”), now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. For the purpose of these Articles, the term “Common Stock” shall initially mean the class designated as Common Stock, par value $.0001 per share, of the Corporation subject to adjustment as hereinafter provided.

4.
Dividends.  The dividend shall be payable annually to the holders of shares of Series A Preferred Stock at the option of the Corporation in cash or common stock valued at the average closing price of the stock for the twenty (20) trading days subsequent to dividend due date. The dividend rate is eight (8%) percent of the stated value (“Stated Value”) per share of the shares of Series A Preferred Stock not to exceed one (1%) percent of gross revenues as set forth in the Corporation’s financial statements, but not less then 2% of stated value of outstanding balance of the Series A Preferred. Stated Value is defined as $16.50 per outstanding share of Series A Preferred Stock.

5.           Liquidation Preference.

(a)	The liquidation value of shares of this Series, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, shall be $16.50 per share.
(b)
In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of shares of this Series shall be entitled to receive the liquidation value of such shares held by them until the liquidation value of all shares of Series A Preferred Stock shall have been paid in full.  Upon payment in full of the liquidation value to

BLUE EARTH SOLUTIONS, INC.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

2.           PREFERRED STOCK – SERIES A (Continued)

which the holders of shares of the shares of Series A Preferred Stock are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Corporation.
(c)
Neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation’s assets for cash or securities or other property shall be considered a liquidation, dissolution or winding-up of the Corporation’s within the meaning of this Paragraph 5.

6.	Voting Rights. The shares of Series A Preferred Stock shall have no voting rights,

7.
Redemption.  The shares of Series A Preferred Stock are redeemable at the option of the Corporation in cash at $16.50 per share or in shares of common stock in the ratio of five (5) shares of common stock for each share of Series A Preferred Stock redeemed. No redemption of Series A Preferred Stock shall be made in shares of common stock unless the common stock is trading at an average of $6.00 for a period of least twenty (20) consecutive days prior to the redemption. The Corporation shall send a notice redemption at least 30 days prior to the date of redemption; and the holder may convert the Series A Preferred Stock in shares of Common Stock pursuant to paragraph 8 below at any time prior to the date of redemption as specified in the notice of redemption.

8.           Conversion Provisions.

(a)
Conversion at Option of the Holders.  Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time on or after the date of issue, into fully paid and non-assessable shares of Common Stock and such other securities and property as hereinafter provided, at the rate of five (5) shares of Common Stock for each full share of Series A Preferred Stock (“Conversion Ratio”) subject to adjustment in the event of a stock split or recapitalization.

(b)
Mechanics of Conversion.  Any holder of shares of Series A Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Series A Preferred Stock at the office of the transfer agent which certificate or certificates shall be duly endorsed or accompanied by proper instruments of , accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Series A Preferred Stock and specifying the name or names (with address) in which certificates are to be issued.

BLUE EARTH SOLUTIONS, INC.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

3.           PREFERRED STOCK – SERIES B
There are Five Million (5,000,000) shares of Series B Preferred Stock authorized with a par value of 0.0001 per share, 36,500 of which have been issued.

Each Preferred Share has voting rights of one vote per share, is convertible to six
Common Shares of the Company (“Common Shares”), carries a liquidation value of $10 per share, and bears a cumulative annual dividend of $1 per share, payable quarterly, which increases to $1.30 per share if the cash dividend is not paid within 30 days of the end of each quarter. In the event a dividend is not paid by
January 30 next following the year for which such dividend has accrued, the dividend will be payable in Common Shares valued at the average closing price for the preceding twenty trading days. The Preferred Shares are callable by the Company upon 30 days’ notice at $10.00 per share during which time the holder may convert into common shares.

Upon conversion of the Preferred Shares into Common Shares, each holder will in addition to receive two warrants for each Preferred Share converted, exercisable into common shares at $4.00 per share until December 31, 2010. The Warrants are callable by the Company upon thirty days’ notice in the event the Common Shares trade for the ten trading days preceding such notice at or above $6.00 per share Holders may exercise their warrants during the notice period.

4.           COMMON STOCK

There are a total of One Hundred Million (100,000,000) shares of common stock authorized with 7,000,000 outstanding having a par value of $0.0001 per share.  The Company issued the 7,000,000 shares to its founders at its inception.

5.           GOING CONCERN
The accompanying financial statements have been prepared in conformity with generally accepted accounting principle, which contemplate continuation of the Company as a going concern.  However, the Company has accumulated deficit of $4,583 as of March 31, 2008.  The Company currently has limited liquidity, and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management’s efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

6.           NOTES PAYABLE-RELATED PARTIES

In March 2008, the Company purchased manufacturing equipment from a preferred shareholder for cash of $350,000 and a note payable of $200,000. The note payable is due in 6 months, is non interest bearing and secured by the equipment.

7.           EQUIPMENT

The Company’s equipment is recorded at cost and is being depreciated over its estimated useful life of 5 years using the straight line method. Depreciation expense for the period ended March 31, 2008 was $4,583.

The components of equipment as of December 31, 2007 are as follows:

Manufacturing equipment	$550,000
Less: Accumulated depreciation	(4,583)
Net Property and Equipment	$545,417